FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT (this "Amendment"), dated February 28, 2008, is entered into by and between DELPHAX TECHNOLOGIES CANADA LIMITED, an Ontario corporation (the "Borrower"), and WELLS FARGO FINANCIAL CORPORATION CANADA (the "Lender").

RECITALS

The Borrower and the Lender are parties to a Credit and Security Agreement dated as of September 10, 2007 (as amended from time to time, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

The Parent has requested that the US Credit Agreement be amended to, among other things, modify certain financial covenants applicable to the Parent and its subsidiaries.

As a condition to agreeing to amend the US Credit Agreement, Wells Fargo US has, among other things, required that pricing be increased on all credit facilities between the Parent and its subsidiaries and Wells Fargo US and its affiliates.

Accordingly, the Borrower and the Lender have agreed to amend the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

"Floating Rate" means an annual interest rate equal to the sum of the Prime Rate plus one percent (1.00%), which interest rate shall change when and as the Prime Rate changes.

"(vi) Liens securing any Guarantees of the obligations of the Parent provided by the Borrower to Wells Fargo US; and"

"(ii) Guarantees of the obligations of the Parent provided by the Borrower to Wells Fargo US; and"
      The conditions precedent set forth in the First Amendment to Credit Security Agreement dated as of even date herewith between the Parent and Wells Fargo US shall have been satisfied;
      A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated September 10, 2007 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) the fact that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated September 10, 2007, as being authorized to sign and to act on behalf of the Borrower, continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower; and
      Such other matters as the Lender may require.
      The Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments has been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.
      The execution, delivery and performance by the Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.
      All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO FINANCIAL CORPORATION CANADA		DELPHAX TECHNOLOGIES CANADA LIMITED

By:	/s/ Nick Scarfo	By:	/s/ Gregory S. Furness
Name:	Nick Scarfo	Name:	Gregory S. Furness
Title:	Vice President	Title:	CFO

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITOR

The undersigned, a subordinated creditor of Delphax Technologies Canada Limited (the "Canadian Borrower") to Wells Fargo Financial Corporation Canada (the "Canadian Lender"), pursuant to a Subordination Agreement dated as of September 10, 2007 (the "Subordination Agreement"), between Whitebox Delphax, Ltd., a British Virgin Islands business company, Delphax Technologies Inc., Wells Fargo Bank, National Association acting through its Wells Fargo Business Credit operating division, the Canadian Borrower and the Canadian Lender hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms all obligations to the Canadian Lender pursuant to the terms of the Subordination Agreement; and (iv) acknowledges that the Canadian Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Canadian Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Subordination Agreement.

WHITEBOX DELPHAX, LTD.
By:
Name:
Title: